Exhibit 10.2




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                              INTELLECTUAL PROPERTY

                               SECURITY AGREEMENT

                                     BETWEEN

                                  HEMASURE INC.

                                       AND

                               FLEET NATIONAL BANK



                      ------------------------------------



                         Dated as of September 15, 1998










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                                TABLE OF CONTENTS

                                                                          Page

Section 1.    Pledge........................................................1
Section 2.    Secured Obligations...........................................3
Section 3.    No Release....................................................3
Section 4.    Use and Pledge of Pledged Collateral..........................3
Section 5.    Supplements; Further Assurances...............................3
Section 6.    Representations and Warranties of Pledgor.....................4
Section 7.    Covenants.....................................................5
Section 8.    Transfers and Other Liens.....................................8
Section 9.    Remedies upon Default.........................................8
Section 10.   Application of Proceeds.......................................9
Section 11.   Expenses.....................................................10
Section 12.   No Waiver; Cumulative Remedies...............................10
Section 13.   The Bank May Perform; the Bank Appointed Attorney-in-Fact....11
Section 14.   Indemnity....................................................11
Section 15.   Litigation...................................................13
Section 16.   Modifications in Writing.....................................13
Section 17.   Termination; Release.........................................14
Section 18.   Reinstatement................................................14
Section 19.   Notices......................................................14
Section 20.   Continuing Security Interest; Assignment.....................14
Section 21.   GOVERNING LAW; TERMS.........................................15
Section 22.   CONSENT TO JURISDICTION AND SERVICE OF PROCESS...............15
Section 23.   Severability of Provisions...................................16
Section 24.   Execution in Counterparts....................................16
Section 25.   Headings.....................................................16
Section 26.   Obligations Absolute.........................................16
Section 27.   Waiver of Single Action......................................16
Section 28.   Future Advances..............................................17


SCHEDULES

Schedule A    Patents
Schedule B    Trademarks & Service Marks
Schedule C    Copyrights
Schedule D    Liens
Schedule E    Required Consents & Licenses
Schedule F    Claims, Litigation, etc.


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                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

                         Dated as of September 15, 1998

     THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT (this "Agreement") is made as of September 15, 1998, by and between HEMASURE INC., a Delaware corporation having its principal place of business at 140 Locke Drive, Marlborough, Massachusetts 01752 ("Pledgor"), in favor of FLEET NATIONAL BANK, having an office at One Federal Street, Boston, Massachusetts 02110 (the "Bank").

                                    RECITALS

     A. Pursuant to that certain Revolving Credit and Security Agreement dated as of the date hereof (as amended or otherwise modified from time to time in accordance with the terms thereof and in effect, the "Credit Agreement") by and between Pledgor and the Bank, the Bank has agreed to make certain Revolving Loans to Pledgor. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

     B. Pledgor is the owner of the Pledged Collateral (as hereinafter defined).

     C. It is a condition precedent to the Bank's obligations to make the Revolving Loans that Pledgor has agreed to execute and deliver the applicable Loan Documents, including this Agreement.

     D. This Agreement is given by Pledgor in favor of the Bank to secure the payment and performance of all of the Secured Obligations (as defined in Section
2).

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor and the Bank hereby agree as follows:

     Section 1. Pledge. Pledgor hereby pledges and grants to the Bank a continuing first priority security interest in of Pledgor's all right, title and interest, whether now existing or hereafter acquired, in and to the following property (collectively, the "Pledged Collateral") to secure all of the Secured
Obligations:

          (a) Patents issued or assigned to and all patent applications assigned to Pledgor, including, without limitation, the patents and patent applications listed on Schedule A hereto, along with any and all (1) inventions and improvements described and claimed therein, (2) reissues, divisions, continuing prosecution applications,

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     continuations, extensions and continuations-in-part thereof, (3) income, royalties, damages, claims and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (4) rights to sue for past, present and future infringements thereof, and (5) any other rights corresponding thereto throughout the world (collectively, "Patents");

          (b) Trademarks (including service marks), federal and state trademark registrations and applications (but excluding any intent to use application) made by Pledgor, common law trademarks and trade names owned by or assigned to Pledgor and all registrations and applications for the foregoing, including, without limitation, the registrations and applications and unregistered trademarks and service marks listed on Schedule B hereto, along with any and all (1) renewals thereof, (2) income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, damages, claims and payments for past or future infringements thereof, (3) rights to sue for past, present and future infringements thereof, and (4) trademarks, trademark registrations, and trade name applications for any thereof and any other rights corresponding thereto throughout the world (collectively, "Trademarks");

          (c) Copyrights, whether statutory or common law, owned by or assigned to Pledgor, including, without limitation, the registrations and applications listed on Schedule C hereto, along with any and all (1) renewals and extensions thereof, (2) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (3) rights to sue for past, present and future infringements thereof, and (4) copyrights and any other rights corresponding thereto throughout the world (collectively, "Copyrights");

          (d) The entire goodwill of Pledgor's business and other general intangibles (including know-how, trade secrets, customer lists, proprietary information, inventions, methods, procedures and formulae) connected with the use of and symbolized by Trademarks of Pledgor; and

          (e) All Proceeds (as defined under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "UCC") or other relevant law) of any of the foregoing, and in any event including, without limitation, any and all (1) proceeds of any insurance, indemnity, warranty or guaranty payable to the Bank or to Pledgor from time to time with respect to any of the Pledged Collateral, (2) payments (in any form whatsoever) made or due and payable to Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Collateral by any Governmental Authority (or any person acting on behalf of a Governmental Authority), (3) instruments representing amounts receivable in

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     respect of any Patents, Trademarks or Copyrights, (4) products of the
     Pledged Collateral and (5) other amounts from time to time paid or payable under or in connection with any of the Pledged Collateral;

provided that the Bank shall not be deemed to have a security interest in any technology license entered into by Pledgor and any third party other than an Affiliate or Subsidiary of Pledgor prior to the date hereof if the granting of such security interest by Pledgor would be a violation of such technology license.

     Section 2. Secured Obligations. This Agreement secures, and the Pledged Collateral is collateral security for, the prompt payment and performance in full when due, whether at stated maturity, by acceleration or otherwise (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the filing of a petition in bankruptcy or the operation of the automatic stay under Section 362(a) of the Bankruptcy Code) of (1) all Obligations of Pledgor now existing or hereafter arising under or in respect of the Credit Agreement (including, without limitation, Pledgor's obligations to pay principal and interest and all other charges, fees, expenses, commissions, reimbursements, indemnities and other payments related to or in respect of the obligations contained in the Credit Agreement) and (2) without duplication, all Obligations of Pledgor now or hereafter existing under or in respect of this Agreement, including, without limitation, with respect to all charges, fees, expenses, commissions, reimbursements, indemnities and other payments, if any, related to or in respect of the obligations contained in this Agreement (collectively, the "Secured Obligations").

     Section 3. No Release. Nothing set forth in this Agreement shall relieve Pledgor from the performance of any term, covenant, condition or agreement on Pledgor's part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any Person under or in respect of any of the Pledged Collateral or impose any obligation on the Bank to perform or observe any such term, covenant, condition or agreement on Pledgor's part to be so performed or observed or impose any liability on the Bank for any act or omission on the part of Pledgor relating thereto or for any breach of any representation or warranty on the part of Pledgor contained in this Agreement or any other Loan Document or under or in respect of the Pledged Collateral or made in connection herewith or therewith. The obligations of Pledgor contained in this Section 3 shall survive the termination of this Agreement and the discharge of Pledgor's other obligations hereunder and under the other Loan Documents.

     Section 4. Use and Pledge of Pledged Collateral. Unless an Event of Default has occurred and is continuing, the Bank shall from time to time execute and deliver, upon written request of Pledgor, any and all instruments, certificates or other documents, in the form so requested, necessary or appropriate in the reasonable judgment of Pledgor to enable Pledgor to continue to exploit, license, use, enjoy and protect the Pledged Collateral throughout the

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world; provided, that any such usage complies with the applicable provisions of the Credit Agreement.

     Section 5. Supplements; Further Assurances. Pledgor (1) agrees that it will join with the Bank in executing and, at its own expense, file and refile, or permit the Bank to file and refile, such financing statements, continuation statements and other documents (including, this Agreement), in such offices (including, without limitation, the United States Patent and Trademark Office, appropriate state trademark offices and the United States Copyright Office), as the Bank may reasonably deem necessary or appropriate, wherever required or permitted by law in order to perfect and preserve the rights and interests granted to the Bank hereunder, and (2) hereby authorizes the Bank to file financing statements and amendments, relative to all or any part thereof, without the signature of Pledgor where permitted by law and agrees to do such further acts and things, and to execute and deliver to the Bank such additional assignments, agreements, powers and instruments, as the Bank may reasonably require to carry into effect the purposes of this Agreement or better to assure and confirm unto the Bank its respective rights, powers and remedies hereunder. Pledgor shall, upon the reasonable request of the Bank, and hereby authorizes the Bank to, take any and all such actions as may be deemed advisable by the Bank to perfect and preserve the rights and interests granted to the Bank with respect to the Pledged Collateral wherever located. All of the foregoing shall be at the sole cost and expense of Pledgor.

     Section 6. Representations and Warranties of Pledgor. Pledgor hereby represents and warrants as follows:

          (a) Pledgor is, and, as to Pledged Collateral acquired by it from time to time after the date hereof, Pledgor will be, the sole and exclusive owner or, as applicable, licensee of all Pledged Collateral. The pledge and security interest created by this Agreement shall not at any time be subject to any prior lien, pledge, security interest, encumbrance, license, assignment, collateral assignment or charge of any kind, including, without limitation, any filing or agreement to file a financing statement as debtor under the UCC or any similar statute or any subordination arrangement in favor of any party other than Pledgor (collectively, "Liens"), except for those Liens set forth on Schedule D hereto (collectively, "Prior Liens") and except as expressly permitted hereunder and under the Credit Agreement. Pledgor further represents and warrants to the Bank that Schedules A, B and C hereto, respectively, are true, correct and complete lists as of the date hereof of all Patents, Trademarks and Copyrights owned by Pledgor and that Schedules D, E and F hereto are true and correct with respect to the matters set forth therein as of the date hereof.

          (b) Pledgor has full corporate power and authority to pledge and grant a security interest in the Pledged Collateral in accordance with the terms of this Agreement and this Agreement constitutes the legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms.

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          (c) Except as set forth on Schedule E hereto and except for filings with the Patent and Trademark Office and under the UCC, no authorization, consent, approval, license, qualification or formal exemption from, nor any filing, declaration or registration with, any court (other than in connection with the exercise of judicial remedies), governmental agency or regulatory authority, or with any securities exchange or any other Person is required in connection with (1) the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement, or the execution, delivery or performance by Pledgor of this Agreement, (2) the grant of a security interest (including the priority thereof when the appropriate filings have been made and accepted) in the Pledged Collateral by Pledgor in the manner and for the purpose contemplated by this Agreement or (3) the exercise of the rights and remedies of the Bank created hereby.

          (d) Pledgor has made and will continue to make all necessary filings and recordations from time to time and use appropriate statutory notice to protect its interests in the Pledged Collateral, including, without limitation, recordations of all its interests in the Patents and Trademarks in the United States Patent and Trademark Office and in corresponding offices throughout the world and its claims to Copyrights in the United States Copyright Office, in each case as requested from time to time by Collateral Agent and in a manner consistent with prudent business practices.

          (e) Pledgor owns or has rights to use all the Pledged Collateral and all rights with respect to any of the foregoing used in, necessary for or material to Pledgor's business as currently conducted and as contemplated to be conducted pursuant to the Loan Documents. To Pledgor's best knowledge after due inquiry, the use of such Pledged Collateral and all rights with respect to the foregoing by Pledgor does not infringe on the rights of any Person and, except as set forth on Schedule F attached hereto, no material claim has been made and remains outstanding that Pledgor's use of the Pledged Collateral does or may violate the rights of any third person.

          (f) Upon filings and the acceptance thereof in the appropriate offices under the UCC and in the United States Patent and Trademark Office and the United States Copyright Office, this Agreement will create a valid and, with respect to each U.S. Trademark, a duly perfected first priority lien and security interest in the United States in the Pledged Collateral, subject to no Liens other than Prior Liens. This Agreement has been duly and validly executed and delivered by Pledgor, constitutes the legal, valid and binding obligation of Pledgor and is enforceable against Pledgor in accordance with its terms.


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Section 7. Covenants.

          (a) On a continuing basis, Pledgor will, at the expense of Pledgor, subject to any prior licenses, Liens and restrictions make, execute, acknowledge and deliver, and file and record in the proper filing and recording offices, all such instruments or documents, including, without limitation, appropriate financing and continuation statements and collateral agreements, and take all such action (limited, as aforesaid, if applicable) as may reasonably be deemed necessary or appropriate by the Bank (1) to carry out the intent and purposes of this Agreement, (2) to assure and confirm to the Bank the grant or perfection of a security interest in the Pledged Collateral for the benefit of the Bank, and (3) during the continuation of an Event of Default, to enable the Bank to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing,
     Pledgor:

               (A) will not enter into any agreement that would impair or conflict with Pledgor's obligations hereunder;

               (B) will, from time to time, upon the Bank's request, cause its books and records to be marked with such legends or segregated in such manner as the Bank may specify and take or cause to be taken such other action and adopt such procedures as the Bank may specify to give notice or to perfect the security interest in the Pledged Collateral intended to be conveyed hereby;

               (C) will, promptly following its becoming aware thereof, notify the Bank of

                    (i) any materially adverse determination in any proceeding in the United States Patent and Trademark Office or United States Copyright Office with respect to any Patent, Trademark or Copyright material to Pledgor's business; or

                    (ii) the institution of any proceeding or any materially
               adverse determination in any federal, state, local or foreign court or administrative bodies regarding Pledgor's claim of ownership in or right to use any of the Pledged Collateral, its right to register the Pledged Collateral, or its right to keep and maintain such registration in full force and effect;

               (D) will properly maintain and protect the Pledged Collateral to the extent necessary or appropriate for the conduct of Pledgor's business (as presently conducted and as contemplated by the Loan Documents) and consistent with Pledgor's current practice in accordance with applicable statutory requirements;

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               (E) will not grant or permit to exist any Lien upon or with respect to the Pledged Collateral or any portion thereof except Liens in favor of the Bank and Liens permitted by Section 8 hereof, and will not execute any security agreement or financing statement covering any of the Pledged Collateral except in the name of the Bank or as permitted under this Agreement;

               (F) except in accordance with prudent business practices, will not permit to lapse or become abandoned, settle or compromise any pending or future litigation or administrative proceeding with respect to the Pledged Collateral without the consent of the Bank, or contract for sale or otherwise dispose of the Pledged Collateral or any portion thereof except pursuant to Section 8 hereof;

               (G) upon Pledgor obtaining knowledge thereof, will promptly notify the Bank in writing of any event which may reasonably be expected to affect the value or utility of the Pledged Collateral or any portion thereof, the ability of Pledgor or the Bank to dispose of the Pledged Collateral or any portion thereof or the rights and remedies of the Bank in relation thereto including, without limitation, a levy or threat of levy or any legal process against the Pledged Collateral or any portion thereof;

               (H) until the Bank exercises its rights to make collection, will diligently keep adequate records respecting the Pledged Collateral;

               (I) subject to the first sentence of this Section 7(a), hereby authorizes the Bank, in its sole discretion, to file one or more financing or continuation statements and amendments thereto, relative to all or any part of the Pledged Collateral without the signature of Pledgor where permitted by law;

               (J) will furnish to the Bank from time to time statements and amended schedules further identifying and describing the Pledged Collateral and such other materials evidencing or reports pertaining to the Pledged Collateral as the Bank may from time to time request, all in reasonable detail;

               (K) will pay when due any and all taxes, levies, maintenance fees, charges, assessments, licenses fees and similar taxes or impositions payable in respect of the Pledged Collateral; and

               (L) will comply in all material respects with all laws, rules and regulations applicable to the Pledged Collateral.


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          (b) If, before the Secured Obligations shall have been paid and satisfied in full in cash or cash equivalents, Pledgor shall (1) obtain any rights to any additional Pledged Collateral or (2) become entitled to the benefit of any additional Pledged Collateral or any renewal or extension thereof, including any reissue, division, continuation, or continuation-in-part of any Patent, or any improvement on any Patent, the provisions of this Agreement shall automatically apply thereto and any item enumerated in clause 7(b)(1) or clause 7(b)(2) with respect to Pledgor shall automatically constitute Pledged Collateral if such would have constituted Pledged Collateral at the time of execution of this Agreement, and be subject to the pledge, Lien and security interest created by this Agreement without further action by any party. Pledgor shall promptly provide to the Bank written notice of any of the foregoing. Pledgor shall, at least once in each calendar quarter, provide written notice to the Bank of all applications for Patents and all applications for registration of Trademarks or Copyrights made during the preceding calendar quarter. Pledgor agrees, promptly following the written request by the Bank, to confirm the attachment of the lien and security interest created by this Agreement to any rights described in clause 7(b)(1) or clause 7(b)(2) above if such would have constituted Pledged Collateral at the time of execution of this Agreement by execution of an instrument in form acceptable to the Bank.

          (c) Pledgor authorizes the Bank to modify this Agreement by amending Schedules A, B and/or C annexed hereto to include any future Pledged Collateral of Pledgor, including, without limitations any of the items listed in Section 7(b).

          (d) Pledgor shall, consistent with its current business practices, file and prosecute diligently all applications for Patents, Trademarks or Copyrights now or hereafter pending that would be useful or beneficial to the businesses of Pledgor to which any such applications pertain, and to do all acts necessary to preserve and maintain all rights in the Pledged Collateral unless such Pledged Collateral has become obsolete to Pledgor's business, as reasonably determined by Pledgor consistent with prudent business practices. Any and all costs and expenses incurred in connection with any such actions shall be borne by Pledgor. Except in accordance with prudent business practices, Pledgor shall not abandon any right to file a Patent, Trademark or Copyright application or any pending Patent, Trademark or Copyright application or any Patent, Trademark or Copyright without the consent of the Bank.

     Section 8. Transfers and Other Liens. Pledgor will not (a) sell, convey, assign or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral except for licensing in the ordinary course of business and such other transactions as may be permitted under the Credit Agreement or (b) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for Liens for taxes, assessments or government charges or claims the payment of which is not at the time required and inchoate Liens imposed by law

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(each of which shall, except to the extent otherwise required by law, be subordinate to the lien created by this Agreement) and the lien granted to the Bank under this Agreement.

     Section 9. Remedies upon Default.

          (a) If any Event of Default shall have occurred and be continuing, the Bank may to the full extent permitted by law (1) exercise any and all rights as beneficial and legal owner of the Pledged Collateral, including, without limitation, perfecting assignment of any and all consensual rights and powers with respect to the Pledged Collateral and (2) sell or assign or grant a license to use, or cause to be sold or assigned or a license granted to use any or all of the Pledged Collateral (in the case of Trademarks, along with the goodwill associated therewith) or any part thereof, in each case, free of all rights and claims of Pledgor therein and thereto. In accordance with such rights, the Bank shall have the (A) right to cause any or all of the Pledged Collateral to be transferred of record into the name of the Bank or its nominee and (B) the right to impose (i) such limitations and restrictions on the sale or assignment of the Pledged Collateral as the Bank may deem to be necessary or appropriate to comply with any law, rule or regulation (federal, state or local) having applicability to the sale or assignment, and (ii) any necessary or appropriate requirements for any required governmental approvals or consents.

          (b) Except as provided in this Section 9 and other express notice provisions of the Loan Documents, Pledgor hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by the Bank of any of its rights and remedies hereunder.

          (c) Pledgor agrees that, to the extent notice of sale shall be required by law, ten (10) days' notice from the Bank of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters. In addition to the rights and remedies provided in this Agreement and in the other Loan Documents, the Bank shall have all the rights and remedies of a secured party under the UCC.

          (d) Except as otherwise provided herein, Pledgor hereby waives, to the fullest extent permitted by applicable law, notice or judicial hearing in connection with the Bank's taking possession or the Bank's disposition of any of the Pledged Collateral, including, without limitation, any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which Pledgor would otherwise have under law, and Pledgor hereby further waives to the extent permitted by applicable law: (1) all damages occasioned by such taking of possession; (2) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Bank's rights hereunder; and (3) all rights of redemption, appraisal, valuation, stay,

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     extension or moratorium now or hereafter in force under any applicable law. Any sale of, or the grant of options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against Pledgor and against any and all-Persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or any part thereof, from, through or under Pledgor.

     Section 10. Application of Proceeds. The proceeds of any Pledged Collateral obtained pursuant to the exercise of any remedy set forth in Section 9 shall be applied, together with any other sums then held by the Bank pursuant to this Agreement, promptly by the Bank:

               First, to the payment of all costs and expenses, fees, commissions and taxes of such sale, collection or other realization, including, without limitation, reasonable reimbursement to the Bank and its agents and counsel for all expenses, fees, liabilities and advances made or incurred by them in connection therewith and all expenses, liabilities and advances made or incurred by the Bank in connection therewith, together with interest on each such amount at the rate then in effect under the Credit Agreement;

               Second, to the payment of all other costs and expenses of such sale, collection or other realization, including, without limitation, reasonable reimbursement to the Bank and their agents and counsel for all expenses, fees, liabilities and advances made or incurred by them in connection therewith and all costs, liabilities and indebtedness made or incurred by the Bank in connection therewith together with interest on each such amount at the highest rate then in effect under the Credit Agreement;

               Third, to the indefeasible payment in full in cash of the Secured Obligations, ratably according to the unpaid amounts thereof, without preference or priority of any kind among amounts so due and payable; and

               Fourth, to Pledgor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such Proceeds.

     Section 11. Expenses. Pledgor will pay on demand all expenses of the Bank in connection with the preparation, waiver or amendment of this Agreement, the Note or other documents executed in connection therewith, or the administration, default or collection of the Revolving Loans or other Obligations or administration, default, collection in connection with the Bank's exercise, preservation or enforcement of any of its rights, remedies or options thereunder, including, without limitation, reasonable fees and disbursements of outside legal counsel or accounting, consulting, brokerage or other similar professional fees or expenses,

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                                      -10-

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and any fees or expenses associated with any travel or other costs relating to any appraisals or examinations conducted in connection with the Obligations or any Collateral therefor, and the amount of all such expenses shall, until paid, bear interest at the rate applicable to principal hereunder (including any default rate).

     Section 12. No Waiver; Cumulative Remedies.

          (a) No failure on the part of the Bank to exercise, no course of dealing with respect to, and no delay on the part of the Bank in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

          (b) In the event the Bank shall have instituted any proceeding to enforce any right, power or remedy under this instrument by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Bank, then and in every such case, Pledgor and the Bank shall, to the extent permitted by applicable law, be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies and powers of the Bank shall continue as if no such proceeding had been instituted.

     Section 13. The Bank May Perform; the Bank Appointed Attorney-in-Fact. If Pledgor shall fail to do any act or thing that it has covenanted to do hereunder or any warranty on the part of Pledgor contained herein shall be breached, the Bank may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose. Any and all amounts so expended by the Bank shall be paid by Pledgor promptly upon demand therefor, with interest at the highest rate then in effect under the Credit Agreement during the period from and including the date on which such funds were so expended to the date of repayment. Pledgor's obligations under this Section 13 shall survive the termination of this Agreement and the discharge of Pledgor's other obligations hereunder. Pledgor hereby appoints the Bank its attorney-in-fact with an interest, with full authority in the place and stead of Pledgor and in the name of Pledgor, or otherwise, from time to time in the Bank's reasonable discretion to take any action and to execute any instruments consistent with the terms of this Agreement and the other Loan Documents which the Bank may deem necessary or advisable to accomplish the purposes of this Agreement. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term of this Agreement. Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.


777771.1
                                      -11-

     Section 14. Indemnity.

          (a) Indemnity. Pledgor agrees to indemnify, reimburse and hold the Bank and its successors, assigns, employees, agents and servants (collectively, "Indemnitees") harmless from and against any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all reasonable costs and expenses (including, without limitation, attorneys' fees and expenses and the allocated costs of internal counsel) of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement or the other Loan Documents or in any other way connected with the administration of the transactions contemplated hereby or the enforcement of any of the terms hereof, or the preservation of any rights hereunder, or in any way relating to or arising out of the manufacture, processing, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Pledged Collateral (including, without limitation, latent or other defects, whether or not discoverable, any claim for patent, trademark, trade secret or copyright infringement), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee)), or property damage, or contract claim; provided that Pledgor shall have no obligation to an Indemnitee hereunder to the extent it is finally judicially determined that such indemnified liabilities arise solely from the gross negligence or willful misconduct of that Indemnitee. Upon written notice by any- Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, judgment or suit, Pledgor shall assume full responsibility for the defense thereof. If any action, suit or proceeding arising from any of the foregoing is brought against any Indemnitee, Pledgor shall, if requested by such Indemnitee, resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel reasonably satisfactory to such Indemnitee. Each Indemnitee shall, unless any other Indemnitee has made the request described in the preceding sentence and such request has been complied with, have the right to employ its own counsel (or internal counsel) to investigate and control the defense of any matter covered by the indemnity set forth in this Section 14 and the fees and expenses of such counsel shall be paid by Pledgor; provided that, only to the extent that no conflict exists between or among the Indemnitees as reasonably determined by the Indemnitees, Pledgor shall not be obligated to pay the fees and expenses of more than one counsel for all Indemnitees as a group with respect to any such matter, action, suit or proceeding.

          (b) Misrepresentations. Without limiting the application of subsection 15(a), Pledgor agrees to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and reasonable expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by Pledgor

777771.1
                                      -12-
     in this Agreement or any of the other Loan Documents or in any statement or writing contemplated by or made or delivered pursuant to or in connection with this Agreement or any of the other Loan Documents.

          (c) Contribution. If and to the extent that the obligations of Pledgor under this Section 14 are unenforceable for any reason, Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations that is permissible under applicable law.

          (d) Survival. The obligations of Pledgor contained in this Section 14 shall survive the termination of this Agreement and the discharge of Pledgor's other obligations hereunder and under the other Loan Documents.

          (e) Reimbursement. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Secured Obligations secured by the Pledged Collateral.

     Section 15. Litigation.

          (a) Pledgor shall have the right to commence and prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such applications for protection of Pledged Collateral, suits, proceedings or other actions for infringement, counterfeiting, unfair competition, dilution or other damage as are in its reasonable business judgment necessary to protect the Pledged Collateral. Pledgor shall promptly notify the Bank in writing as to the commencement and prosecution of any such actions, or threat thereof relating to the Pledged Collateral and shall provide to the Bank such information with respect thereto as may be reasonably requested. The Bank shall provide all reasonable and necessary cooperation in connection with any such suit, proceeding or action, including, without limitation, joining as a necessary party.

          (b) Upon the occurrence and during the continuation of an Event of Default, the Bank shall have the right but shall in no way be obligated to file applications for protection of the Pledged Collateral and/or bring suit in the name of Pledgor, the Bank or the Bank to enforce the Pledged Collateral and any license thereunder; in the event of such suit, Pledgor shall, at the request of the Bank, do any and all lawful acts and execute any and all documents required by the Bank in aid of such enforcement and Pledgor shall promptly, upon demand, reimburse and indemnify the Bank, as the case may be, for all costs and expenses incurred by the Bank in the exercise of its rights under this Section 15. In the event that the Bank shall elect not to bring suit to enforce the Pledged Collateral, Pledgor agrees to use all measures, whether by action, suit, proceeding or otherwise, to prevent the infringement, counterfeiting or other diminution in value of any of the Pledged Collateral by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any person so

777771.1
                                      -13-
     infringing necessary to prevent such infringement as is in the reasonable business judgment of Pledgor necessary to protect the Pledged Collateral and the Bank shall provide, at Pledgor's expense, all necessary and reasonable assistance to Pledgor to maintain such action.

     Section 16. Modifications in Writing. No amendment, modification, supplement, termination or waiver of or to any provision of this Agreement, nor consent to any departure by Pledgor therefrom, shall be effective unless the same shall be in writing and signed by the Bank. Any amendment, modification or supplement of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by Pledgor from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or any other Loan Document, no notice to or demand on Pledgor in any case shall entitle Pledgor to any other or further notice or demand in similar or other circumstances.

     Section 17. Termination; Release. When all the Secured Obligations (other than Secured Obligations in the nature of continuing indemnitees or expense reimbursement obligations not yet due and payable) have been paid in full and have been terminated and the Revolving Loan Commitments of the Bank to make any Loan under the Credit Agreement have expired, this Agreement shall terminate. Upon termination of this Agreement or any release of Pledged Collateral in accordance with the provisions of the Credit Agreement, the Bank shall, upon the request and at the expense of Pledgor, forthwith assign, transfer and deliver to Pledgor against receipt and without recourse to or warranty by the Bank, such of the Pledged Collateral to be released (in the case of a release) as may be in the possession of the Bank and as shall not have been sold or otherwise applied pursuant to the terms hereof, on the order of and at the expense of Pledgor, and proper instruments (including UCC termination statements on Form UCC-3 and documents suitable for recordation in the United States Patent and Trademark Office, the United States Copyright Office or similar domestic or foreign authority) acknowledging the termination of this Agreement or the release of such Pledged Collateral, as the case may be.

     Section 18. Reinstatement. Notwithstanding the provisions of Section 17, this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Bank in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by the Bank upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Pledgor or upon the appointment of any intervenor or conservator of, or trustee or similar official for, Pledgor or any substantial part of its properties, or otherwise, all as though such payments had not been made.

     Section 19. Notices. Unless otherwise provided herein or in the Credit Agreement (with respect to the Bank), any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, telexed or sent by

777771.1
                                      -14-

United States mail, if to Pledgor, addressed to it at the address set forth in the Credit Agreement, if to the Bank, addressed to it at the address set forth on the signature page of this Agreement, or as to any party at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 19. All such notices and other communications shall be deemed to have been given when delivered in person, or received by telecopy or telex; or four Business Days after deposit in the United States mail, registered or certified, with postage prepaid and properly addressed; provided that notices to the Bank shall not be effective until received by the Bank.

     Section 20. Continuing Security Interest; Assignment. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the payment in full in cash of all Secured Obligations, (b) be binding upon Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of the Bank hereunder, to the benefit of the Bank and its successors, transferees and assigns; no other Persons (including, without limitation, any other creditor of Pledgor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause 20(c), the Bank may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Bank, herein or otherwise, subject however, to the provisions of the Credit Agreement.

     Section 21. GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER IN RESPECT OF ANY PARTICULAR INTELLECTUAL PROPERTY ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE COMMONWEALTH OF MASSACHUSETTS.

     Section 22. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST PLEDGOR WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE TRIAL BY JURY, AND PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER

777771.1
                                      -15-

HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. IN THE EVENT THAT PLEDGOR DESIGNATES AND APPOINTS ANY PERSON AS ITS AGENT AND SUCH PERSON IRREVOCABLY AGREES IN WRITING TO SO SERVE AS PLEDGOR'S AGENT TO RECEIVE ON PLEDGOR'S BEHALF, SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE IS HEREBY ACKNOWLEDGED BY PLEDGOR TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO PLEDGOR AT ITS ADDRESS PROVIDED FOR IN SECTION 19 HEREOF. IF ANY AGENT APPOINTED BY PLEDGOR REFUSES TO ACCEPT SERVICE, PLEDGOR HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE BANK TO BRING PROCEEDINGS AGAINST PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION.

     Section 23. Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 24. Execution in Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

     Section 25. Headings. The Section headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

     Section 26. Obligations Absolute. To the extent permitted by applicable law, all obligations of Pledgor hereunder shall be absolute and unconditional irrespective of:

          (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition liquidation or the like of Pledgor or any other Subsidiary of Pledgor;

          (b) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, or any other agreement or instrument relating thereto;

          (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, or any other agreement or instrument relating thereto;

777771.1
                                      -16-

          (d) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations; or

          (e) any exercise or non-exercise, or any waiver of any right, remedy, power or privilege under or in respect of this Agreement or any other Loan Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 16 hereof.

     Section 27. Waiver of Single Action. Pledgor hereby waives to the greatest extent permitted under law the right to a discharge of any of the Secured Obligations under any statute or rule of law now or hereafter in effect which provides that the exercise of any particular right or remedy as provided for herein (by judicial proceedings or otherwise) constitutes the exclusive means for satisfaction of the Secured Obligations or which makes unavailable any further judgment or any other right or remedy provided for herein because the Bank elected to proceed with the exercise of such initial right or remedy or because of any failure by the Bank to comply with laws that prescribe conditions to the entitlement to such subsequent judgment or the availability of such subsequent right or remedy. In the event that, notwithstanding the foregoing waiver, any court shall for any reason hold that such subsequent judgment or action is not available to the Bank, Pledgor shall not (a) introduce in any other jurisdiction any judgment so holding as a defense to enforcement against Pledgor of any remedy in the Credit Agreement or executed in connection with the Credit Agreement or (b) seek to have such judgment recognized or entered in any other jurisdiction, and any such judgment shall in all events be limited in application only to the state or jurisdiction where rendered and only with respect to the collateral referred to in such judgment.

     Section 28. Future Advances. This Agreement shall secure the payment of any amounts advanced from time to time pursuant to the Credit Agreement.



777771.1
                                      -17-

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                  HEMASURE INC.


                                  By: /s/ James B. Murphy
                                      -----------------------
                                      Name:  James B. Murphy
                                      Title: Senior Vice President Finance and
                                               Administration


                                  FLEET NATIONAL BANK


                                  By: /s/ Kimberly A. Martone
                                      -----------------------
                                      Name:  Kimberly A. Martone
                                      Title: Vice President




777771.1
                                      -18-

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF ________________

         On this ____ day of September, 1998 before me appeared the above-named, James B. Murphy, Senior Vice President, and acknowledged the foregoing instrument to be the free act and deed of Hemasure Inc.


                                   --------------------------------
                                   Notary Public
                                   My commission expires:



777771.1

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF SUFFOLK, ss.

         On this ____ day of September, 1998 before me appeared the above-named, Kimberly A. Martone, Vice President, and acknowledged the foregoing instrument to be the free act and deed of Fleet National Bank.


                                   ---------------------------------
                                   Notary Public
                                   My commission expires:



777771.1

                                                                      SCHEDULE A


                                     PATENTS


                          [To be furnished by Pledgor]




777771.1

                                                                      SCHEDULE B


                           TRADEMARKS & SERVICE MARKS
                   (including registrations and applications)


                          [To be furnished by Pledgor]




777771.1

                                                                      SCHEDULE C


                                   COPYRIGHTS
                   (including registrations and applications)


                          [To be furnished by Pledgor]




777771.1

                                                                      SCHEDULE D


                                      LIENS


                          [To be furnished by Pledgor]




777771.1

                                                                      SCHEDULE E


                         REQUIRED CONSENTS AND LICENSES


                          [To be furnished by Pledgor]




777771.1

                                                                      SCHEDULE F


                            CLAIMS, LITIGATION, ETC.


                          [To be furnished by Pledgor]




777771.1